IMPAIRMENT CHARGES	12 Months Ended
Dec. 31, 2019
Disclosure of impairment of assets [Abstract]
IMPAIRMENT CHARGES
19. IMPAIRMENT CHARGES
In the fourth quarter of 2019, the Company completed its annual budgeting process. Management observed a decrease in the Prestea mine’s cash flow reflecting adjustments to key mine planning, cost and working capital assumptions following the conclusion of the independent review of the underground operations at Prestea which resulted in a trigger for an impairment test.
The recoverable amount of the Prestea CGU of $nil was determined based on a discounted cash flow analysis of an indicative life of mine model. This life of mine model is management’s best estimate of the recoverable amount of Prestea’s assets at December 31, 2019.
The impairment test concluded that the recoverable amount of the Prestea CGU using a Value In Use model was lower than its carrying value as at December 31, 2019. This resulted in an impairment charge of $56.8 million to the consolidated statement of operations and comprehensive loss and a reduction in the carrying value of Prestea’s assets.
Key Assumptions:
The key assumptions used in determining the recoverable amount of the Prestea CGU include gold price, discount rate and life of mine.

2019 Test
Assumptions
Gold Price per oz - short term	$1,435 - $1,500
Gold Price per oz - long term	$1,400
Discount Rate	7%
Life of Mine (years)	7

Changes in gold price and the discount rate assumptions can have a material impact on the recoverable value of each CGU. A significant change in gold prices will result in a reassessment of our life of mine plans, including the determination of reserves and resources which will impact on the recoverable amount of the CGUs.
The Company ran sensitivities at Prestea assuming a -/+ $100/oz price for gold as well as a +/- 1% change in the discount rate using the existing discounted cash flow model. Management concluded that an increase of $100/oz over the life of the mine would reduce the impairment charge to $30.0 million. None of the other changes would have had a material impact on the impairment charge.
Gold Price - Management estimated gold prices by considering the average of the most recent market commodity price forecasts from a number of recognized financial analysts.
Discount rate - A pre-tax discount rate was based on the Company’s estimated weighted average cost of capital.
Life of Mine - The life of mine was estimated using management’s latest information including Prestea’s latest reserves and resources estimates as well as information gathered from the independent operational review.